byrna®

PREPARED TO DEFEND | PREPARED FOR LIFE

INVESTOR PRESENTATION

August 2026

SAFE HARBOR STATEMENT (1 OF 2)

Cautionary Note Regarding Forward-Looking Statements

This presentation, and oral statements made by the Company's management in connection with it, contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding our strategy, plans, objectives, expectations, intentions, projections and assumptions, are forward-looking statements. Forward-looking statements can generally be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "potential," "project," "seek," "should," "target," "will" and "would," the negatives of these terms and similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements in this presentation include, without limitation, statements regarding: our estimates of the size of our addressable market, the lifetime value of a customer and our targeted market penetration; expected trends in public safety concerns, consumer sentiment and demand for less-lethal products; our expectation that fiscal 2026 will be a transition year and that our results will improve in the second half of the fiscal year; the anticipated benefits of the operational and cost actions taken in the second quarter of fiscal 2026, including the reduction of our launcher assembly lines and our decision to cease in-house ammunition manufacturing, and our plans to reduce inventory and improve working capital efficiency; our marketing, advertising and brand initiatives, including new media channels, influencer and affiliate programs, and our "try before you buy," "find the right launcher," trade-up and refurbished launcher programs; our plans to expand our retail presence, including Byrna-branded stores and big-box, dealer and other retail relationships; the anticipated benefits and integration of our acquisition of substantially all of the assets of HERO Defense Systems, LLC; the status of orders placed by law enforcement agencies in Argentina with Byrna LATAM S.A., the independent licensee, manufacturer and exclusive distributor of our products in Latin America, and the timing and amount of any revenue we derive from those orders under our distribution, manufacturing and licensing agreement with Byrna LATAM; our pursuit of law enforcement opportunities in Mexico, Indonesia and other international markets, and our other plans to pursue law enforcement and private security sales; the introduction of new products and product features; our expectations regarding gross margin, profitability, cash generation and liquidity; and the statements on the slide titled "Investment Thesis."

Forward-looking statements are based on management's current expectations, estimates and assumptions, which we believe are reasonable as of the date of this presentation, but which are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are beyond our control and difficult to predict. Forward-looking statements are not guarantees of future performance, and our actual results, performance or achievements may differ materially from those expressed or implied by them. Important factors that could cause actual results to differ materially include, among others, the risks and uncertainties described on the following slide. Even if our results, performance or achievements are consistent with the forward-looking statements in this presentation, those results may not be indicative of results in subsequent periods, and comparisons of results for current and prior periods are not intended to express any future trend or indication of future performance.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law, we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Any oral forward-looking statement made in connection with this presentation is qualified in its entirety by the cautionary statements on these slides and by the risk factors described in the reports we file with the Securities and Exchange Commission (the "SEC") identified on the following slide, which are readily available at www.sec.gov and on our investor relations website at ir.byrna.com. Information contained on, or accessible through, our website is not incorporated by reference into, and does not form part of, this presentation.

This presentation is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company.

Non-GAAP Financial Measures

This presentation includes EBITDA, Adjusted EBITDA and Adjusted EBITDA % (Adjusted EBITDA as a percentage of net revenue), which are financial measures that are not calculated in accordance with generally accepted accounting principles in the United States ("GAAP"). Management uses these measures to evaluate our operating performance and believes they provide investors with useful supplemental information about trends in our business. These measures have limitations as analytical tools, should not be considered in isolation or as a substitute for net income (loss) or any other measure prepared in accordance with GAAP, and may not be comparable to similarly titled measures used by other companies. The definition of Adjusted EBITDA and a reconciliation of EBITDA and Adjusted EBITDA to net income (loss), the most directly comparable GAAP measure, are included in the Appendix to this presentation.

Financial Information

Quarterly financial information in this presentation, including for the three months ended May 31, 2026, and May 31, 2025, and as of February 28, 2026, and May 31, 2026, is unaudited. Share price, shares outstanding and market capitalization data are provided as of the dates indicated and are not indicative of current values.

SAFE HARBOR STATEMENT (2 OF 2)

Risks and Uncertainties

Important factors that could cause our actual results to differ materially from those expressed or implied by forward-looking statements include, among others: the continuation or worsening of the decline in our e-commerce and direct-to-consumer sales experienced in the first half of fiscal 2026, and our ability to improve website traffic and conversion and to generate demand through our marketing initiatives; our ability to restore and sustain gross margins, including the risk that the inventory write-downs, inventory reserves and asset impairments we recorded in the second quarter of fiscal 2026 are followed by additional write-downs, reserves or impairments as we reduce inventory and rationalize our product offering; the risk that our cost reduction and restructuring actions do not achieve the anticipated savings on the anticipated timeline or disrupt our operations; our increased reliance on third-party suppliers, including sole-source suppliers, for ammunition, chemical irritant projectiles, CO_2 cartridges and other components following our decision to cease in-house ammunition manufacturing; our history of operating losses, our recent net losses and negative Adjusted EBITDA, our use of cash, and our ability to fund our operations and growth plans from available cash without obtaining additional financing on acceptable terms or at all; the transition to our new Chief Executive Officer and other members of senior management, recent changes in the composition of our Board of Directors, and the actions of significant stockholders, including any efforts to influence our strategy or the composition of our Board, any of which may divert management attention and resources; our ability to realize the anticipated benefits of the HERO Defense Systems asset acquisition, to integrate the acquired products, intellectual property and customer and vendor relationships, the dilution resulting from the shares issued as consideration and the royalty obligations we incurred; the risk that our marketing initiatives, media and influencer partnerships and affiliate programs do not generate the expected demand or return on investment, and decisions by advertising, social media or e-commerce platforms, including Amazon, or legislation or regulation, that restrict, remove or decline to carry content, advertising or listings relating to less-lethal or self-defense products; the risk that planned retail store openings and expansion with retail partners are delayed, reduced in scope or do not achieve the anticipated productivity, and our dependence on a limited number of retail and distribution relationships; the timing, size and uncertainty of law enforcement, private security and international orders, including orders placed by law enforcement agencies in Argentina with Byrna LATAM, on which we depend for the manufacture, sale and distribution of our products in Latin America and whose operations, order fulfillment and payment performance we do not control, and opportunities we are pursuing in Indonesia and other international markets, all of which are subject to lengthy procurement cycles, government budgets and approvals, political and economic conditions in the countries in which our products are sold, currency fluctuations and exchange controls, the receipt of export licenses and other governmental authorizations, and the risk of cancellation, delay, reduction or non-payment; changes in domestic or international trade policy, including the imposition of new or increased tariffs, export controls or other trade restrictions, that could increase the cost or reduce the availability of our components and finished goods; the extensive and evolving federal, state, local and foreign laws and regulations governing the marketing, sale, possession, carrying and use of our products, including the risk that our products are reclassified, restricted or prohibited in one or more jurisdictions; product design or manufacturing defects, recalls, negative publicity, and product liability or other litigation, enforcement proceedings or regulatory investigations; competition, including the introduction of competing less-lethal products and pricing pressure; our ability to protect our intellectual property and to avoid infringing the intellectual property rights of others; our ability to attract and retain key personnel; changes in consumer, political and social sentiment affecting demand for our products; general economic conditions, including inflation, interest rates and levels of consumer discretionary spending; and the volatility of our stock price and the limited trading market for our common stock. The order in which these factors appear should not be construed to indicate their relative importance, and the list is not exhaustive.

These and other risks are described under "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended November 30, 2025, as amended, and in our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. You should review those filings carefully.

Industry and Market Data; Product Information; Trademarks

This presentation contains estimates, projections and other information concerning our industry, our business and the markets for our products, including our estimates of the total addressable market, the lifetime value of a customer and targeted market penetration, which are based on internal estimates, assumptions and research and on information published by third parties, including survey and market research firms. We have not independently verified third-party information, and our internal estimates involve assumptions and judgments that may prove to be inaccurate. These estimates are subject to significant uncertainty, and actual outcomes may differ materially. Statements regarding the range, effectiveness, capacity and other performance characteristics of our products, and comparisons to other categories of products, are based on Company testing and internal assessments under specific conditions, and actual performance may vary. The purchase, possession, carrying and use of our products are subject to federal, state, local and foreign laws and regulations that vary by jurisdiction, and nothing in this presentation constitutes legal advice or a representation as to the legality of any product in any jurisdiction. This presentation contains trademarks, service marks and trade names of the Company and of third parties, which are the property of their respective owners; the use or display of third-party marks is not intended to, and does not, imply a relationship with, or endorsement or sponsorship by, those parties.

COUNTERVAILING SOCIETAL TRENDS

Increased Concerns About Safety and Less Tolerance Towards Gun Violence are a Tailwind for Byrna Products



65%
63%
61%
59%
57%
55%
53%
51%
49%
47%
45%
44%
42%
40%
38%
36%
34%
32%
30%
2020
2021
2022
2023
% Reporting That There is More Crime In The US Compared to Last Year
% Satisfied With the Nation's Laws or Policies on Guns

Sources:
More Americans See U.S. Crime Problem as Serious– November 2023. https://news.gallup.com/poll/470588/dissatisfaction-gun-laws-hits-newhigh.aspx
Dissatisfaction With U.S. Gun Laws Hits New High– February 2023. https://news.gallup.com/poll/470588/dissatisfaction-gun-laws-hits-newhigh.aspx

BYRNA IS PART OF THE SOLUTION

Our Mission

"We make safety more accessible, responsible, and effective for individuals, communities, and professionals by developing industry leading less-lethal solutions."

PREPARED TO DEFEND | PREPARED FOR LIFE

US CONSUMER MARKET OPPORTUNITY

byrna

- **250MM Potential Customers in the US Consumer Market**
- **Estimated Lifetime Value of Customer - $1,000**
- **Total Addressable Market (US Consumer):**
  - **$250 Billion** ($100 Billion Gun Owners / $150 Billion Non-Gun Owners)
  - **Targeted Penetration of 5% of Non-Gun Owners and 10% of Gun Owners: ~$17.5 Billion**



US Consumer Market
250MM Adults
Non-Gun Owners
150M Adults
Gun Owners
100M Adults
Socially responsible self-protection tool
Familiar look and feel of a firearm

300,000+ unique ecommerce customers (all-time)

Note: Our TAM calculation is based on internal estimates of first time Byrna customers purchasing a full launcher system.

BYRNA OVERVIEW


PROTECTION
ON YOUR TERMS.
byrna LESS-LETHAL


byrna
byrna
2033

Nasdaq
BYRN

Headquarters
Andover, Massachusetts
135 US Employees

Customers
800,000+ launchers sold over the last 5 years
30+ International Customers/Agencies
1,500+ Retail Door Locations


LAUNCHERS
VIRTUOUS CYCLE
PROJECTILES
ACCESSORIES

Note: As of August 25, 2026

REGIONAL AND SEGMENT FOCUS

USMCA (US, Mexico and Canada)

- U.S. and Canada
  - Primarily Direct to Consumer (DTC) – Web and through retail door locations (99% of US/CAN sales)
  - Service inbound law enforcement and private security inquiries (<1% of US/CAN sales)
- Mexico
  - Primarily law enforcement focused with recent successes with local police agency penetrations
  - Actively pursuing large law enforcement agency sales

International

- Predominantly Law Enforcement sales
- Latin America
  - Cordoba Provincial Police (15,000 units committed)
  - Buenos Aires (Provincial, City and Airport Police) – 500 Launcher Order from Buenos Aires City Police
  - Sante Fe Provincial Police
- Other International
  - Prioritize only large, episodic opportunities (Indonesia)

PRODUCT OFFERING

Pistols and Rifles



Ammo & CO2



Defense Sprays and Alarms



Accessories and Other



Note: Possession and use may be subject to state or local regulation.

HOW IT WORKS - PISTOLS



Byrna SD – Internals Cutaway

- First trigger pull punctures CO_2 and propels projectile simultaneously using our patented technology
- Incapacitates an assailant from a safe standoff distance of up to 60 feet
- Compact and concealable – suitable for everyday carry
- Fires kinetic and chemical irritant projectiles
- Multiple shot capacity (up to 7 in one magazine)
- No license, background check or waiting period required
  - Byrna SD: $399 – Flagship pistol launcher
  - Byrna LE: $499 – 40% more capacity and 60% more power than the SD
  - Byrna CL: $549 – smallest and most concealable less-lethal launcher on the market. Maintains power of Byrna LE

Note: Possession and use may be subject to state or local regulation.

HOW IT WORKS - AMMO

- **2 Types of projectiles:**
  - Self-Defense (Chemical Irritants and Kinetic)
  - Training (Inert Powder and Eco-Friendly Powder)
- **Key features:**
  - .68 caliber projectiles compatible with all current Byrna launcher platforms (.61 for CL)
  - Break lines to ensure breakage upon impact
  - Sonically welded to hold shells together
  - Colored shell to identify payload
- **Re-occurring consumable sale**



Byrna Pepper Projectile – Internal Cutaway



SELF-DEFENSE | **TRAINING AND RECREATION**


Pepper
Max
Kinetic
Inert
Eco-Kinetic

BYRNA GROWTH HISTORY



Net Revenue ($ in millions)
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.7
$11.2
$8.0
$11.6
$12.4
$16.0
$8.4
$11.5
$7.1
$15.6
$16.7
$20.3
$20.9
$28.0
$26.2
$28.5
$28.2
$35.2
$29.0
$16.4
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

FUTURE GROWTH MARKETING & ADVERTISING

Historical Channels + Influencers

- **Audio / Podcast / Radio**
  - Sean Hannity, Glenn Beck, Dana Loesch, Megyn Kelly, Jesse Kelly, Dan Bongino, Howie Carr, Michael Berry, Reach Networks
- **TV / CTV / Streaming**
  - News Nation, Sports Streaming, News Spot Schedule, Network Package, Airport TV
- **Out of Home:** Lamar
- **Direct Responses:** Mailers

New Channels + Influencers

- **New Channels + Influencers**
  - **Audio / Podcast / Radio:** Audacy, Scott Jennings, Larry O'Connor, Colin Cowherd, Ted Cruz, Local Radio
  - **Digital Platforms:** Black Hat, Criteo, Meta Advantage+, MiQ Programmatic
  - **TV / CTV / Streaming:** Navio, Reelz, DirecTV, Cox Media, Scripps
  - **Out of Home:** Clear Channel, Outfront, Branded Cities, Orange Barrel, Reagan, WoW Media
- **New Sales Strategies**
  - Try Before You Buy
  - Find the Right Launcher
  - Trade Up Program
  - Refurbished Launchers

FUTURE GROWTH RETAIL AND BIG BOX

Byrna Retail Stores

- Las Vegas, NV
- Salem, NH
- Fort Wayne, IN
- Franklin, TN

Big Box Presence

- **Partnership with Sportsman's Warehouse**
- Total of 136 stores:
    - 43 stores with shooting pod experience
    - All other stores with a point-of-sale display and shooting range experience
  - Products sold on Sportsman's Warehouse website
- **Bass Pro Shops**
- **Big 5 Sporting Goods**
- **Scheels**
- **Academy Sports + Outdoors**
- **And More…**

FINANCIAL SNAPSHOT

($ in thousands)	Three Months Ended May 31, 2025	Three Months Ended May 31, 2026 (unaudited)
Revenue	$28,505	$16,387
Gross Profit	$17,564	$1,783
Net Income	$2,427	($10,088)
Adjusted EBITDA	$4,299	($605)
Adjusted EBITDA %	*15.1%*	*-3.7%*

Note: Adjusted EBITDA is a non-GAAP metric. Please see the appendix for a reconciliation of Adjusted EBITDA.

FINANCIAL POSITION

($ in thousands)	As of Feb 28, 2026 (unaudited)	As of May 31, 2026 (unaudited)
Cash	$7,452	$9,436
Inventory	$33,099	$30,445
Marketable Securities	$1,755	$1,002
Receivables	$11,561	$4,437
Payables + Accrued Liabilities	$10,775	$9,033
Debt	$0	$0
Net Working Capital	$47,378	$39,185

	As of Feb 28, 2026 (unaudited)	As of May 31, 2026 (unaudited)
Company Share Price ($)	$12.78	$6.71
Shares Outstanding (#)	22,684,340	22,693,356
Market Capitalization ($mm)	$290mm	$152mm

Note: Market Capitalization is calculated as share price as of the date multiplied by the shares outstanding.

HERO DEFENSE SYSTEMS ACQUISITION



HERO 2020

- Type: Less-lethal argon powered .68 caliber launcher
- Size: Under 6" long, smaller than our current launchers
- Range: Up to 21 feet
- Ammo: Self contained, pre-built cartridge system
- Design Queues: Less firearm forward – rounded edges, two finger trigger



AIIRO

- Type: Non-lethal powered aerosol gel weapon – fires 2 shots of sticky PavaGel irritant adhering to target across a 21" area
- Range: Up to 21 feet – vs. 6–12 foot average for traditional pepper spray
- Alarm: Built-in 120dB alarm – dual-purpose defense and emergency alert
- Wind Resistance: Minimal wind impact (gel vs. spray) – superior in outdoor conditions

INVESTMENT THESIS

- Attractive Valuation
- Best-in-class product right for the times – Byrna offers a compelling solution to countervailing societal trends
- Leading position in nascent industry with an enormous total addressable market
- Strong tailwinds with public sentiment shifting towards less-lethal solutions
- Improving profitability metrics with strong cash generation supports long-term growth and provides ample staying power

CONTACT US

Tom Colton & Greg Bradbury
Gateway Group, Inc.
T: 949-574-3860
BYRN@gateway-grp.com

byrna®

PREPARED TO DEFEND | PREPARED FOR LIFE

APPENDIX

BYRNA LAUNCHERS
COMPARISON OVERVIEW


DISTANCE COMPARISON
Multiple Targets
STANDOFF DISTANCE = EQUALS SAFETY
BYRNA
EFFECTIVE DISTANCE
<---20 meter--->
ELECTRO SHOCK
EFFECTIVE DISTANCE
<---6 meter--->
PEPPERSPRAY
EFFECTIVE DISTANCE
<-3 meter->
BYRNA - NO DIRECT LINE OF SIGHT NEEDED
On impact, the projectile breaks open and the irritant powder quickly saturates the air.
The irritant powder forms a cloud which effectively incapacitate a threat.

ADJUSTED EBITDA RECONCILIATION

($ in thousands)	Three Months Ended May 31, 2025	Three Months Ended May 31, 2026
Net Income (Loss)	$2,427	($10,088)
Adjustments:		
Interest Income	($116)	($42)
Income tax expense (benefit)	$898	($2,662)
Depreciation and amortization	$252	$727
Non-GAAP EBITDA	$3,461	($12,065)
Stock-based compensation expense	$722	$836
Impairment loss on property and equipment	-	$4,506
Write-down of ammunition inventory	-	$3,605
Inventory reserve – strategic product rationalization	-	$2,324
Severance/Separation	$116	$189
Non-GAAP Adjusted EBITDA	$4,299	($605)

Note: In addition to providing financial measurements based on generally accepted accounting principles in the United States (GAAP), we provide an additional financial metric that is not prepared in accordance with GAAP (non-GAAP) with presenting non-GAAP adjusted EBITDA. Management uses this non-GAAP financial measure, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate our financial performance. We believe that this non-GAAP financial measure helps us to identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we exclude in the calculations of the non-GAAP financial measure. Accordingly, we believe that this non-GAAP financial measure reflects our ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business and provides useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects. This non-GAAP financial measure does not replace the presentation of our GAAP financial results and should only be used as a supplement to, not as a substitute for, our financial results presented in accordance with GAAP. There are limitations in the use of non-GAAP measures, because they do not include all the expenses that must be included under GAAP and because they involve the exercise of judgment concerning exclusions of items from the comparable non-GAAP financial measure. In addition, other companies may use other non-GAAP measures to evaluate their performance, or may calculate non-GAAP measures differently, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.

Adjusted EBITDA is defined as net (loss) income as reported in our condensed consolidated statements of operations and comprehensive (loss) income excluding the impact of (i) depreciation and amortization; (ii) income tax provision (benefit); (iii) interest income (expense); (iv) stock-based compensation expense, (v) impairment loss, and (vi) one time, non-recurring other expenses or income. Our Adjusted EBITDA measure eliminates potential differences in performance caused by variations in capital structures (affecting finance costs), tax positions, the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense). We also exclude certain one-time and non-cash costs.